Rule 497(e)

File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805    HV-6776 - Premier InnovationsSM

333-151805    HV-6777 - Hartford 403(b) Cornerstone Innovations

333-151805    HV-6778 - Premier InnovationsSM (Series II)

Supplement dated August 20, 2021, to your Prospectus

FUND NAME CHANGE

BLACKROCK MID CAP DIVIDEND FUND

Effective August 31, 2021, the BlackRock Mid Cap Dividend Fund will be re-named BlackRock Mid-Cap Value Fund.

As a result of the change, all references to the BlackRock Mid Cap Dividend Fund in your Prospectus will be deleted and replaced with BlackRock Mid-Cap Value Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.